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                                                                   EXHIBIT 10.22

July 25, 2001

Mr. Thomas M. Culligan

Dear Tom,

I am pleased to confirm your total compensation package as an elected Senior Vice President of the Company. The total compensation package that comes with your new role is as follows:

Your Total Executive Compensation Package is as Follows:
..       Cash Compensation
        .       Base Salary -$375,000
        .       Results Based Incentive Target 75% of base salary or $281,250
..       Raytheon Equity
        .       Stock options - 50,000 vested in one-thirds annually for three years
        .       Long Term Achievement Plan - 19,500 vested in thirds after 15%
                growth incrementally in stock price
        .       Restricted Shares - 10,000 - with restrictions lapsing in thirds over three years
..       Financial Planning Benefit
        .       First year allowance of $15,000
        .       Ongoing allowance of $12,000
..       Enhanced Life Insurance
        .       Senior Executive Life Insurance provided for by the Company equal to four times your base annual salary
        .       Basic Life Insurance provided for by the Company equal to one times your base annual salary
        .       Availability of Optional Life Insurance up to five times your annual base salary
..       Enhanced Pension Benefit
        .       35% offina1 average earnings after 10 years of service
        .       50% of final average earnings after 15 years of service
        .       Final average earnings = highest five years of earnings out of last ten
        .       All pension benefits offset by social security and any pension benefit received from a prior employer
..       Excess Liability Coverage
        .       Of $5,000,000
..       Executive Physical Allowance
        .       $2,000 annual allowance

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..       Inclusion in the Executive Registry for Physician Referral While
        Traveling
..       Executive Automobile Lease
        .       $18,000 annual lease value including fuel, maintenance and insurance.
..       Change-In-Control
        .       A Change-In-Control (C-I-C) Agreement equivalent to three times your base salary and targeted Results Based Incentive Plan at the date of a C-I-C
        .       Legal document for signature and return enclosed

Should you have any questions about your executive total compensation package, please do not hesitate to call me for clarification.

Sincerely,

/s/ Keith J. Peden

Keith J. Peden

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